UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 30, 2012

BPZ Resources, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525
Houston, Texas 77079
(Address of Principal Executive Offices)

(281) 556-6200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 30, 2012, BPZ Resources, Inc. (the “Company), and its subsidiaries entered into a fifth amendment to the $75 million Credit Agreement dated July 6, 2011 (“BPZ E&P Fifth Amendment”) with Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”).  The BPZ E&P Fifth Amendment, effective as of July 30, 2012, deferred the date of  loan covenant section 7.27 related to the commercial production date in the Albacora field from July 31, 2012 to November 30, 2012.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 in this Current Report regarding the Amendment of the $75 million Credit Agreement is hereby incorporated by reference into this Item 2.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: August 1, 2012	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

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